UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2008
LL&E ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	1-8518 (Commission File Number)	76-6007940 (I.R.S. Employer Identification No.)
The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas 78701
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (800) 852-1422
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
          On October 22, 2008 LL&E Royalty Trust (the “Trust”) issued a press release describing the decision of The Bank of New York Mellon Trust Company, N.A., as trustee of the Trust, to temporarily postpone the marketing and sale of the Trust’s assets in light of current market conditions. The press release is furnished herewith as Exhibit 99.1.
          The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press release dated October 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL&E Royalty Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Mike Ulrich
Name:	Mike Ulrich
Title:	Vice President
Date: October 22, 2008

Exhibit Index

Exhibit Number	Description

99.1	Press release dated October 22, 2008.